Exhibit 99.2

© 2024 authID Inc. All Rights Reserved. authID Ǫ 3 20 24 Resu l t s C on f e r e nce C a ll N o v e m b e r 7 , 2024

© 2024 authID Inc. All Rights Reserved. This Presentation and information provided at a webcast or meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID Inc . (“authID” or the “Company”) and has not been independently verified by any third party . This Presentation is provided for information purposes only . This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities . While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . This Presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates . Information contained in this Presentation or presented during this meeting includes “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, growth and sales, revenue guidance for 2024 , booked Annual Recurring Revenue (bARR) (and its components cARR and UAC), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc . and its business partners, are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers ; successful implementation of the services to be provided under new customer contracts and their adoption by customers' users ; the Company’s ability to compete effectively ; changes in laws, regulations and practices ; changes in domestic and international economic and political conditions, the as yet uncertain impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others . See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31 , 2023 , filed at www . sec . gov and other documents filed with the SEC for other risk factors which investors should consider . These forward - looking statements speak only as to the date of this presentation and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based . This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations . Di s claim e r & F o rw ard L oo k i n g S t a t e m e nt s - 2 -

© 2024 authID Inc. All Rights Reserved. Ǫ 3 2024 B u s i n e s s H i g hl i g ht s

Business Highlights

We are focused on accelerating and diversifying revenue growth

- Added new Chief Product Officer, Erick Soto with experience building a unicorn identity verification company
- Secured a $10M contract commitment over 3 years with an AI company specializing in custom solutions for global multi-national companies[1]
- Acquired new customers including another $1M+ booking with an OEM partner
- Expanded into New Verticals – Telecom and Retail Technology
- For the second consecutive quarter, took four new customers into Production Go-Live[2] - two of which both signed and went live within the third quarter
- Added key personnel additions to our product, engineer and sales functions

1. *Occurred in the fourth quarter of 2024.*
2. *Production Go-Live defined as revenue generating use of our services.*

authID Fat 100 ($1M+) bookings are now closing and we are taking customers live faster

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© 2024 authID Inc. All Rights Reserved.
authID BIOMETRIC AUTHENTICATION

B u s i n e s s H i g h l i g h t s (C ont i n u ed) 0. 44 M 0. 80 M 0.02M 202 2 Ǫ 2 ' 2 3 - Ǫ 2 ' 2 4 Ǫ 3 2 024 21. 0 K 94. 0 K 0.6K 202 2 Ǫ 2 ' 2 3 - Ǫ 2 ' 2 4 Ǫ 3 2 024 Proof A v g P r oo f T r a n s a c t i on s Verified A v g V e r i f ie d U s e r I d e n t i t i e s 2 . 2 M P r oo f s i n p a s t 12 m o 25x 2x 42x 4x We have ramped up our identity processing across all our products - 5 - © 2024 authID Inc. All Rights Reserved. Avg Ǫuarterly Transactions Ramp compared to 2023

Business Highlights (Continued)

We invested in and drastically improved our biometric identity verification platform

- Released new PrivacyKey feature which allows customers to "use biometrics without having to store biometrics"
- Released 1:1B False Match Rate accuracy for near perfection
- Continuing to make improvements to speed up processing time to under 700ms to deliver the best user experience
- Enhanced liveness detection to combat AI and Deepfakes
- Enhanced algorithms for document capture leading to increased user completion rates in onboarding
- Enhanced Deduplication capabilities to clean up identity records where fraudulent accounts could exist
- Completed new integrations with major platforms: OneLogin, Zendesk, ServiceNow

AuthID announces General Availability of authID Version 4.0 with PrivacyKey

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© 2024 authID Inc. All Rights Reserved.
authID BIOMETRIC AUTHENTICATION

Q3 2024 GAAP Financial Results

3 and 9 months Ended September 30, 2024


Revenue ($M)
0.04M
0.25M
0.12M
0.69M
Operating Expenses* ($M)
3.8M
3.8M
7.6M
10.7M
Net Loss from Continuing Operations ($M)
3.7M
3.4M
16.4M
9.7M
Non-Cash & One-Time Severance Charges ($M)
1.6M
0.6M
10.4M
2.2M
Net Loss Per Share Continuing Operations
$0.47
$0.31
$3.05
$0.97
'23 '24 '23 '24
3 months
9 months

* 2023 Operating Expenses reflect a $3.4M one-time, non-cash reversal of stock-based compensation from Q1'23 terminations

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© 2024 authID Inc. All Rights Reserved.
authID BIOMETRIC AUTHENTICATION

Revenue Metrics Breakdown

RPO, cARR, UAC & Revenue

Component Illustration using a $10M RPO / $6.6M bARR Booking in Q4 2024

		RPO Remaining Performance Obligation	**cARR** Committed Annual Recurring Revenue	**UAC** Usage above Commitment	**Revenue** Recognized in accordance with GAAP
2024	**Yr0**	$10.0M			
2025	**Yr1**	$6.7M	$3.3M	-	**$3.3M**
2026	**Yr2**	$3.3M	$3.3M	$1.7M	**$5.0M**
2027	**Yr3**	-	$3.3M	$3.3M	**$6.6M**

RPO

- At signing, equal to the sum of all committed revenue over the term of the contract
- e.g. $3.33M cARR x 3 yr term = $10.0M RPO
- Balance is reduced over time ($3.3M/yr illustrated above) as commitments are recognized as revenue

cARR

Fixed customer fees (e.g. license fees) + usage commitments (e.g. annual usage minimum) agreed to in customer contracts.

UAC

- Estimated customer usage which exceeds contractual commitments
- Expected to be approximately 50% of monthly revenue by full usage ramp at 18mo from signing

Revenue

$6.6M ⬆ **bARR** = Annual Recurring Revenue at full usage ramp

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© 2024 authID Inc. All Rights Reserved.
authID BIOMETRIC AUTHENTICATION

Q3 2024 Financial Results

GAAP - Remaining Performance Obligation

	Period Ending		Change
	Q3 2024	Q2 2024	
Deferred Revenue	$0.33M	$0.24M	+$0.9M
Additional non-cancelable contracted revenue	$3.50M	$4.00M	($0.5M)
Total Remaining Performance Obligation (RPO)	$3.83M	$4.24M	(0.4M)

- RPO represents deferred revenue and non-cancelable contracted revenue over the life of the contract that has not yet been recognized.
- Contracts are typically signed with a minimum 3-year term. Based on contractual commitments and expected usage patterns, we expect to recognize ~27% of the RPO over the next 12 months

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© 2024 authID Inc. All Rights Reserved.

authID BIOMETRIC AUTHENTICATION

Q3 2024 Non-GAAP* Financial Results

Adjusted EBITDA Loss



2.1M
2.9M
6.0M
7.8M
‘23
’24
‘23
’24
3mo ended Sept. 30
9mo ended Sept. 30

ARR
Annual Recurring Revenue



0.2M
1.0M
Q3 2023
Q3 2024

bARR
Booked Annual Recurring Revenue**



3 months ended Sept. 30
9 months ended Sept. 30
2023 Est. UAC
2023 cARR
2024 Est. UAC
2024 cARR
$1.02M
$0.50M
$0.52M
$1.15M
$0.54M
$0.61M
$1.27M
$0.62M
$0.65M
$1.88M
$0.88M
$1.00M
2023
2024
2023
2024

* See Q3 2024 Earnings Press Release for important information about Non-GAAP Measures
**cARR = Committed Annual Recurring Revenue, Est. UAC = Estimated Usage Above Commitment

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© 2024 authID Inc. All Rights Reserved.
authID BIOMETRIC AUTHENTICATION

Revenue Growth Stages

Progressing through our growth stages to build a sustainable, recurring revenue stream

Stage			Measurement	2023 FY Results	Q3 ‘24 YTD Progress
1	**Bookings**	Secure new customer contracts with booked Annual Recurring Revenue	Booked Annual Recurring Revenue (bARR)	$2.94M	**$1.88M** (+$0.61M vs. Q3 ’23 YTD)
2	**Financial Commitments**	Establish contractual commitments from customers	Remaining Performance Obligation (RPO)	$4.03M	**$3.83M** (+$1.90M vs. Q3 ‘23 YTD)
3	**Revenue**	• Implement new customers and recognize revenue • Ramp usage and exceed minimum commitments	GAAP Revenue	$0.19M	**$0.69M** (+$0.57M vs. Q3 ‘23 YTD)
4	**Retention and Expansion**	Retain customer contracts and expand relationships with upsells and cross-sells	Retention Rate Net Revenue Retention	*2025 Focus*	

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© 2024 authID Inc. All Rights Reserved.

authID BIOMETRIC AUTHENTICATION

2024 Targets & Revised* Guidance

Revenue Growth

GAAP Revenue


$0.8-0.9M
4x
$0.19M
2023
Actual
2024
Revised
Guidance

Bookings Growth

bARR


$9.00M
3x
$2.94M
2023
Actual
2024
Target

Customer Contractual Commitments

Remaining Performance Obligation


$13 - 14M
3x
$4.02M
2023
Actual
2024
Target

* Revenue Guidance reduced from $1.4 - 1.6M provided in Q2 2024

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© 2024 authID Inc. All Rights Reserved.
authID BIOMETRIC AUTHENTICATION

© 2024 authID Inc. All Rights Reserved. N AS D A Ǫ : AU ID © 2024 authID Inc. All Rights Reserved. Ǫ & A